ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
(the “Trust”)
AZL International Index Fund
AZL Mid Cap Index Fund
AZL MSCI Emerging Markets Equity Index Fund
AZL MSCI Global Equity Index Fund
AZL Russell 1000 Growth Index Fund
AZL Russell 1000 Value Index Fund
AZL S&P 500 Index Fund
AZL Small Cap Stock Index Fund
(each a “Fund,” and together the “Funds”)

Supplement dated January 3, 2022
to the Prospectus and Statement of Additional Information (“SAI”) dated April 30, 2021

This supplement updates certain information contained in the prospectus and SAI and should be attached to the prospectus and SAI and retained for future reference.

Effective January 3, 2022, the following changes are made to Funds’ Prospectuses and SAI, as applicable:
Alan Mason no longer serves as a portfolio manager to the Funds, and, accordingly, all references to Mr. Mason are deleted.
Paul Whitehead, Managing Director, and Peter Sietsema, Director, are added as portfolio managers to the Funds.
Paul Whitehead, Managing Director, Co-Head of Index Equity, is the Co-Head of the BlackRock’s ETF and Index Investments business. He is responsible for overseeing the management of Institutional and iShares funds. Paul was previously the Global Head of Equity Trading and the Global Head of Transition Management within BlackRock's Global Trading Group.  Mr. Whitehead's service with the firm dates back to 1996, including his years with Barclays Global Investors (BGI), which merged with BlackRock in 2009. Prior to assuming his current role, Mr. Whitehead was Head of Americas Equity Trading. Previously, he managed the trading team responsible for all Institutional Index funds, Exchange Traded funds, and Transition Management mandates. Mr. Whitehead represents BlackRock on the board of Luminex, a buy-side owned Alternative Trading System launched in 2015.  Mr. Whitehead earned a BS degree in economics at the University of Colorado in 1993.
Peter Sietsema, Director, is a member of BlackRock's Index Equity Portfolio Management Group. He is responsible for the Sub-Advised vehicles. Mr. Sietsema was previously responsible for the management of a broad range of US equity portfolios. Mr. Sietsema's service with the firm dates back to 2007, including his years with Barclays Global Investors (BGI), which merged with BlackRock in 2009. At BGI, he was a portfolio manager within the US Index Portfolio Management group in San Francisco. Mr. Sietsema began his career as Senior Manager of Alternative Investments at State Street. Mr. Sietsema earned a BS degree in business administration from California State University, Sacramento, in 2000.
The following is added under the section Other Managed Accounts in the SAI (as of November 30, 2021):
Portfolio Manager	Other Registered Investment Company Accounts/ Assets Under Management	Other Pooled Investment Vehicles/ Assets Under Management	Other Accounts/ Assets Under Management
Paul Whitehead	0 / $0	0 / $0	0 / $0
Peter Sietsema	0 / $0	82 / $208.8 billion	46 / $122.4 billion

The disclosure in the SAI regarding Portfolio Manager Compensation for Mses. Henige, Hsui and Whitelaw applies also to Messrs. Whitehead and Sietsema, as of November 30, 2021. The performance of Messrs. Sietsema and Whitehead is not measured against a specific benchmark.

  AZL-005-0421  Page 1 of 1